UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 21, 2010 (May 18, 2010)
Arbor Realty Trust, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
MARYLAND
(STATE OF INCORPORATION)

001-32136	20-0057959
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

333 Earle Ovington Boulevard, Suite 900
Uniondale, New York	11553
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)
(516) 506-4200
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
     On May 18, 2010, Arbor Realty Trust, Inc. held its Annual Meeting of Stockholders. At the meeting, the stockholders voted as indicated below on the following proposals:
1.	Election of four Class I directors for a three-year term of office expiring at the 2013 Annual Meeting of Stockholders.

Nominee	Votes Cast For	Withheld	Broker Non-Vote
John J. Bishar, Jr.	10,849,428	588,712	10,622,560
Archie R. Dykes	11,208,337	229,803	10,622,560
Joseph Martello	11,192,407	245,733	10,622,560
Kyle A. Permut	10,711,348	726,792	10,622,560
Each nominee was elected as a director of Arbor Realty Trust, Inc.

2.	Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of Arbor Realty Trust, Inc. for the fiscal year 2010.

For	Against	Abstain	Broker Non-Vote
21,828,175	182,524	50,001	0
Proposal 2 was approved.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBOR REALTY TRUST, INC.
By:	/S/ Paul Elenio
	Name:	Paul Elenio
	Title:	Chief Financial Officer

Date: May 21, 2010